10f-3 REPORT – John Hancock Variable Insurance Trust

                             Real Estate Trust

                            Procedures Pursuant to Rule 10f-3

(1)        Name of Underwriter and

            Underwriting Syndicate Members

            Morgan Stanley, JPMorgan, Bank of America Merrill Lynch, Wells Fargo, UBS, DB, Barclays,

(2)        Names of Issuers Avalon Bay Communities

             (3)       Title of Securities

Common Stock

(4)        Date of First Offering

            8/17/2011

Comparable Securities

                                                            (1)        AIV       (2)      EQR      (3) BRE

(5)        Amount of Total Offering

                                                 $654,075,000

(6)               Unit Price of Offering

                                                            $128.25

(7)        Underwriting Spread or

            Commission

                                    2.69

(8)        Years of Issuer’s Operations

            17

(9)        Trade Date

            8/17/2011

(10)           Portfolio Assets on Trade Date

MANULIFE-$389,705,198.06

(11)      Price Paid per Unit

            $128.25

(12)      Total Price Paid by Portfolio

            $128.25

 (13)     Total Price Paid by Portfolio (12)

            plus Total Price Paid for same securities

            by other portfolios for which subadviser

            acts as investment adviser

                        $128.25

(14)      % of Portfolio Assets

            Applied to Purchase

            MANULIFE-.008

(15)      Test set forth in paragraph (B)(4) of

            Procedures satisfied?

            yes

(16)      Prohibitions set forth in paragraph

            (B)(5) of Procedures not violated?

            yes

(17)      Years of Continuous Operation

            (unless municipal security, see below)

            17

(18)      Municipal Security - Received a

            rating in compliance with paragraph (A)(4)

            of the Procedures?

            N/A

(19)      Have the conditions in paragraphs

            (B)(1)(a), (B)(1)(b) and (B)(1)(c)

            of Procedures been satisfied?

            yes

All purchases by RREEF America LLC described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital Inc

      Citigroup Global Markets Inc                   Credit Suisse Securities USA LLC

      HSBC Securities                                     Merrill Lynch Pierce Fenner & Smith

      Morgan Stanley & Co Inc                        UBS Securities LLC

Co-Manager(s)                                           BNP Paribas Securities Corp

      Deutsche Bank Securities Inc                   Goldman Sachs & Co

      Mitsubishi UFJ Securities USA Inc          RBS Securities Inc

      Santander Investment Securities In           SG Americas Securities LLC

      US Bancorp Investments Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: Hewlett-Packard Co

(3)         Title of Securities: HPQ 3 9/15/16 C#428236BP7

(4)         Date of First Offering: 09/13/11

(5)         Amount of Total Offering:  $1,300,000,000

(6)         Unit Price of Offering: $99.784

Comparable Securities

1) IBM Corp– C# 459200GU9

2) Dell Inc - C# 24702RAP6

3) Hewlett-Packard Co – C# 428236BE2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  72

(9)     Trade Date: 9/13/11

(10)   Portfolio Assets on Trade Date: $1,693,559,878.74

(11)   Price Paid per Unit: $99.784

(12)   Total Price Paid by Portfolio:

         3,450,000 bonds @ $99.784 = $3,442,548.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        41,000,000 bonds @ $99.784 = $40,934,400.00

(14)   % of Portfolio Assets Applied to Purchase

         0.203%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         72 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/13/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

               JP Morgan Securities Inc.

Co-Manager(s)

               Goldman Sachs & Co

               Wells Fargo Securities Inc.

(2)         Names of Issuers: JP Morgan Chase Commercial Mortgage Sec Corp

(3)         Title of Securities: JPMCC 2011-C5 A3

(4)         Date of First Offering: 09/16/11

(5)         Amount of Total Offering:  $405,850,000

(6)         Unit Price of Offering: $100.9998

Comparable Securities

1) Morgan Stanley – C# 61760RBB7

2) GS Mortgage Securities Corp II - C# 36191YBB3

3) DBUBS Mortgage Trust – C# 23305YAD1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer $50,000.

(8)     Years of Issuer’s Operations:  11

(9)     Trade Date: 9/16/11

(10)   Portfolio Assets on Trade Date: $1,692,374,726.85

(11)   Price Paid per Unit: $100.9998

(12)   Total Price Paid by Portfolio:

2,149,000 bonds @ $100.9998 = $2,177,457.63

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        22,000,000 bonds @ $100.9998 = $22,219,956.00

(14)   % of Portfolio Assets Applied to Purchase:    0.129%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         11 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/16/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               JP Morgan

      Wells Fargo Securities LLC

Co-Manager(s)                                     BBVA

      DnB NOR Markets                           Goldman Sachs & Co

      Tudor, Pickering, Holt & Co              CIBC

      Mizuho Securities                              Mitsubishi UFJ Securities

      Barclays Capital                                Citigroup

      US Bancorp

(2)         Names of Issuers: Newfield Exploration Co

(3)         Title of Securities: NFX 5.75 1/30/22 C#651290AP3

(4)         Date of First Offering: 09/27/11

(5)         Amount of Total Offering:  $750,000,000

(6)         Unit Price of Offering: $99.956

Comparable Securities

1) Marathon Oil Corp – C# 565849AH9

2) Noble Energy Inc. - C# 655044AD7

3) Hess Corp – C# 42809HAB3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  23

(9)     Trade Date: 9/27/11

(10)   Portfolio Assets on Trade Date: $ 1,676,323,372.97

(11)   Price Paid per Unit: $99.956

(12)      Total Price Paid by Portfolio:

1,460,000 bonds @ $99.956 = $1,459,357.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000 bonds @ $99.956 = $11,994,720.00

(14)   % of Portfolio Assets Applied to Purchase

         0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books               Citigroup Global Markets Inc

                  Deutsche Bank Securities Inc          HSBC Securities

                                                                        JP Morgan Securities

Co-Manager(s)                                  N/A

(2)         Names of Issuers: Schlumberger Investment

(3)         Title of Securities: SLB 3.3 09/14/21 C#806854AB1

(4)         Date of First Offering: 9/7/11

(5)         Amount of Total Offering:  $1,600,000,000

(6)         Unit Price of Offering: $99.679

Comparable Securities

1) Occidental Petroleum – C# 674599CC7

2) Apache Corp - C# 037411AX3

3) ConocoPhillips  – C# 20825CAU8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  85

(9)     Trade Date: 9/7/2011

(10)   Portfolio Assets on Trade Date: $1,699,980,518.29

(11)   Price Paid per Unit: $99.679

(12)   Total Price Paid by Portfolio:

2,115,000 bonds @ $99.679 = $2,108,210.85

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.679 = $19,935,800.00

(14)   % of Portfolio Assets Applied to Purchase

         0.124%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         85 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities                               Merrill Lynch Pierce Fenner & Smith

      Mizuho Securities USA Inc                      Wells Fargo Securities LLC

Co-Manager(s)                                           Barclays Capital Inc

               BNP Paribas Securities Corp                   Citigroup Global Markets Inc

               Credit Agricole Securities USA Inc          Credit Suisse Securities USA LLC

               Deutsche Bank Securities Inc                   Mitsubishi UFJ Securities USA Inc

               Morgan Stanley & Co Inc                        RBC Capital Markets

               RBS Securities Inc                                   SMBC Nikko Capital Markets Ltd

               US Bancorp Investments Inc

(2)         Names of Issuers: Time Warner Cable

(3)         Title of Securities: TWC 4 9/1/21 C#88732JBA5

(4)         Date of First Offering: 09/07/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.109

Comparable Securities

1) Comcast Corp– C# 20030NBA8

2) Time Warner Inc. - C# 887317AF2

3) Viacom Inc. – C# 925524BG4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  22

(9)     Trade Date: 9/07/11

(10)   Portfolio Assets on Trade Date: $1,699,980,518.29

(11)   Price Paid per Unit: $99.109

(12)   Total Price Paid by Portfolio:

1,470,000 bonds @ $99.109 = $1,456,902.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        19,000,000 bonds @ $99.109 = $18,830,710.00

(14)   % of Portfolio Assets Applied to Purchase

         0.0857%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         22 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Goldman Sachs & Co

      JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

               Mizuho Securities USA Inc                   Wells Fargo Securities LLC

Co-Manager(s)                                        Barclays Capital Inc

      BNP Paribas Securities Corp                Citigroup Global Markets Inc

      Credit Agricole Securities USA Inc       Credit Suisse Securities USA LLC

      Deutsche Bank Securities Inc                Loop Capital Markets LLC

      Mitsubishi UFJ Securities USA Inc       Morgan Stanley & Co Inc

      RBC Capital Markets                           RBS Securities Inc

      SMBC Nikko Capital Markets Ltd

(2)         Names of Issuers: Time Warner Cable

(3)         Title of Securities: TWC 5.5 9/01/41 C#88732JBB3

(4)         Date of First Offering: 09/07/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $98.216

Comparable Securities

1) Comcast Corp – C# 20030NBB6

2) Time Warner Inc. - C# 887317AL9

3) CBS Corp – C# EI4259269

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  22

(9)     Trade Date: 9/07/11

(10)   Portfolio Assets on Trade Date: $1,699,980,518.29

(11)   Price Paid per Unit: $98.216

(12)   Total Price Paid by Portfolio:

2,450,000 bonds @ $98.216 = $2,406,292.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $98.216 = $29,464,800.00

(14)   % of Portfolio Assets Applied to Purchase

         0.142%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         22 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital

      BMO Capital Markets Corp                 JP Morgan Securities

      RBS Securities Inc

Co-Manager(s)                                        Bank of America Merrill Lynch

      CIBC World Markets                          Desjardins Securities Inc

      HSBC Securities                                  Morgan Stanley

      National Bank of Canada                      RBC Capital Markets

      Scotia Capital Inc                                 Societe Generale (Canada)

      TD Securities                                        Wells Fargo Securities LLC

(2)         Names of Issuers: Bank of Montreal

(3)         Title of Securities: BMO 1.3 10/31/14 C# 063679WH3

(4)         Date of First Offering: 10/26/11

(5)         Amount of Total Offering:  $2,000,000,000

(6)         Unit Price of Offering: $99.974

Comparable Securities

1) Royal Bank of Canada – C# 78008TXA7

2) Toronto-Dominion Bank - C# 89114QAA6

3) HSBC Bank PLC – Sedol # B3X4LQ2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)     Years of Issuer’s Operations:  194

(9)     Trade Date: 10/26/11

(10)   Portfolio Assets on Trade Date: $1,654,602,371.56

(11)   Price Paid per Unit: $99.974

(12)   Total Price Paid by Portfolio: 4,150,000  bonds @ $99.974 = $4,148,921.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         50,000,000 bonds @ $99.974 = $49,987,000.00

(14)   % of Portfolio Assets Applied to Purchase

0.251%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         194 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

        Joint Lead Managers-Books

               Citigroup Global Markets Inc

Co-Manager(s)                                           ABN Amro Bank NV

               Barclays Capital Inc                                 BNP Paribas Securities Corp

               CastleOak Securities LP                          Deutsche Bank Securities Inc

               Lebenthal & Co Inc                                 Lloyds Securities Inc

               Loop Capital Markets LLC                     Macquarie Capital USA Inc

               MR Beal & Co                                        nabSecurities LLC

               Nomura Securities International                RBC Capital Markets LLC

               Santander Investment Securities In           SG Americas Securities LLC

               SunTrust Robinson Humphrey Inc            TD Securities USA LLC

               UBS Securities LLC                                Wells Fargo Securities LLC

(2)         Names of Issuers: Citigroup Inc

(3)         Title of Securities: C 4.5 1/14/22 C#172967FT3

(4)         Date of First Offering: 10/25/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.01

Comparable Securities

1) JPMorgan Chase – C# 46625HJC5

2) Goldman Sachs Group Inc - C# 38141GGQ1

3) MBNA Corp – C# 55263ECJ2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations:  199

(9)     Trade Date: 10/25/11

(10)   Portfolio Assets on Trade Date: $ 1,657,887,237.08

(11)   Price Paid per Unit: $99.01

(12)   Total Price Paid by Portfolio: 2,400,000  bonds @ $99.01 = $2,376,240. 00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.01 = $24,752,500.00

(14)   % of Portfolio Assets Applied to Purchase

         0.143%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         199 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/25/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books               Merrill Lynch Pierce Fenner & Smit

Morgan Stanley & Co Inc                     Wells Fargo Securities LLC

         Co-Manager(s)                                     BMO Capital Markets Corp

BNY Mellon Capital Markets LLC       Capital One Southcoast Inc

Comerica Securities                              Fifth Third Securities Inc

Goldman Sachs & Co                           JP Morgan Securities

Mitsubishi UFJ Securities USA Inc       PNC Capital Markets

TD Securities USA LLC                       UBS Securities LLC

US Bancorp Investments Inc                 Williams Capital Group LP

(2)       Names of Issuers: Kohl’s Corp

(3)       Title of Securities: KSS 4 11/01/21 C#500255AR5

(4)       Date of First Offering: 10/12/11

(5)       Amount of Total Offering:  $650,000,000

(6)       Unit Price of Offering: $99.451

Comparable Securities

1) HD Inc – C# 437076AT9

2) Nordstrom Inc - C# 655664AN0

3) CVS Caremark – C# 126650BW9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  49

(9)     Trade Date: 10/12/11

(10)  Portfolio Assets on Trade Date: $ 1,643,609,921.47

(11)   Price Paid per Unit: $99.451

(12)   Total Price Paid by Portfolio:

        1,445,000 bonds @ $99.451 = $1,437,066.95

(13)  Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        18,000,000 bonds @ $99.451 = $17,901,180.00

(14)   % of Portfolio Assets Applied to Purchase

0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/12/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Citigroup Global Markets Inc

               Credit Agricole Securities USA Inc          Credit Suisse Securities USA LLC

               Goldman Sachs & Co                              JP Morgan Securities

               Merrill Lynch Pierce Fenner & Smit         Mizuho Securities USA Inc

               Morgan Stanley & Co Inc                        SMBC Nikko Capital Markets Ltd

               UBS Securities LLC

Co-Manager(s)                                           Barclays Capital Inc

               BNP Paribas Securities Corp                   BNY Mellon Capital Markets LLC

               Deutsche Bank Securities Inc                   Lloyds Securities Inc

               Mitsubishi UFJ Securities USA Inc          Muriel Siebert & Co Inc

               RBS Securities Inc                                   Samuel A Ramirez & Co Inc

               Santander Investment Securities In           Scotia Capital Inc

               Wells Fargo Securities LLC

(2)         Names of Issuers: Time Warner Inc

(3)         Title of Securities: TWX 4 1/15/22 C# 887317AN5

(4)         Date of First Offering: 10/12/11

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $98.297

Comparable Securities

1) Comcast Corp – C# 20030NBA8

2) Viacom Inc - C# 925524BG4

3) DirectTV Holdings – C# 25459HBA2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  21

(9)     Trade Date: 10/12/11

(10)   Portfolio Assets on Trade Date: $ 1,643,609,921.47

(11)   Price Paid per Unit: $98.297

(12)   Total Price Paid by Portfolio:

1,445,000 bonds @ $98.297 = $1,420,391.65

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        24,000,000 bonds @ $98.297 = $23,831,128.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         21 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/12/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                    Credit Suisse

      Deutsche Bank Securities Inc                 Morgan Stanley

      RBC Capital Markets                            UBS Securities LLC

Co-Manager(s)                                          Bank of Tokyo-Mitsubishi UFJ Ltd/N

      Bank of America Merrill Lynch               Barclays Capital

      Citigroup Global Markets Inc                 Goldman Sachs & Co

      JP Morgan Securities                             Mizuho Securities USA Inc

      RBS Securities Inc                                 Santander Investment Securities In

      Wells Fargo Securities LLC

(2)         Names of Issuers: Verizon Communications

(3)         Title of Securities: VZ 2 11/1/16 C#92343VBD5

(4)         Date of First Offering: 10/27/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $99.373

Comparable Securities

1) AT&T Inc – C# 00206RAY8

2) AT&T Inc/SBC Communications Inc - C# 78387GAL7

3) Verizon Communications – C# 92343VAY0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  28

(9)     Trade Date: 10/27/11

(10)   Portfolio Assets on Trade Date: $1,650,797,319.19

(11)   Price Paid per Unit: $99.373

(12)   Total Price Paid by Portfolio:

6,730,000 bonds @ $99.373 = $6,687,802.90

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        95,000,000 bonds @ $99.373 = $94,404,350.00

(14)   % of Portfolio Assets Applied to Purchase

0.405%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Credit Suisse

      Deutsche Bank Securities Inc                   Morgan Stanley

      RBC Capital Markets                              UBS Securities LLC

Co-Manager(s)                                           Bank of Tokyo-Mitsubishi UFJ Ltd/N

      Bank of America Merrill Lynch                Barclays Capital

      Citigroup Global Markets Inc                   Goldman Sachs & Co

      JP Morgan Securities                               Mizuho Securities USA Inc

      RBS Securities Inc                                   Santander Investment Securities In

      Wells Fargo Securities LLC

(2)         Names of Issuers: Verizon Communications

(3)         Title of Securities: VZ 2 11/1/16 C#92343VBC7

(4)         Date of First Offering: 10/27/11

(5)         Amount of Total Offering:  $1,850,000,000

(6)         Unit Price of Offering: $99.208

Comparable Securities

1) AT&T Inc – C# 00206RAR3

2) Corning Inc - C# 21935OAU9

3) Verizon Communications – C# 92343VAX2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  28

(9)     Trade Date: 10/27/11

(10)   Portfolio Assets on Trade Date: $1,650,797,319.19

(11)   Price Paid per Unit: $99.208

(12)   Total Price Paid by Portfolio:

4,810,000 bonds @ $99.208 = $4,771,904.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         95,000,000 bonds @ $99.208 = $94,247,600.00

(14)   % of Portfolio Assets Applied to Purchase

         0.289%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Credit Suisse

               Deutsche Bank Securities Inc                   Morgan Stanley

      RBC Capital Markets                              UBS Securities LLC

Co-Manager(s)                                           Bank of Tokyo-Mitsubishi UFJ Ltd/N

                                                                     Bank of America Merrill Lynch       Barclays Capital

                                                                     Citigroup Global Markets Inc          Goldman Sachs & Co

                                                                     JP Morgan Securities          Mizuho Securities USA Inc

                                                                     RBS Securities Inc  Santander Investment Securities In

                                                                     Wells Fargo Securities LLC

(2)         Names of Issuers: Verizon Communications

(3)         Title of Securities: VZ 4.75 11/1/41 C#92343VBE3

(4)         Date of First Offering: 10/27/11

(5)         Amount of Total Offering:  $750,000,000

(6)         Unit Price of Offering: $99.068

Comparable Securities

1) AT&T Inc – C# 00206RBA9

2) Corning Inc - C# 21935OAV7

3) Verizon Communications – C# 92343VAK0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)     Years of Issuer’s Operations:  28

(9)     Trade Date: 10/27/11

(10)   Portfolio Assets on Trade Date: $1,650,797,319.19

(11)   Price Paid per Unit: $99.068

(12)   Total Price Paid by Portfolio: 1,925,000  bonds @ $99.068 = $1,907,059.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000 bonds @ $99.068 = $29,720,400

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Goldman Sachs & Co

      JP Morgan                                           Morgan Stanley

Co-Manager(s)                                        Bank of America Merrill Lynch

      BBVA Securities Inc                            BNP Paribas

      BNY Mellon Capital Markets LLC       Citigroup Global Markets Inc

      Credit Agricole Corp and Inv Bank/      ING Bank NV/United States

      Intesabci SpA/Chicago                         JP Morgan

      Mitsubishi UFJ Securities USA Inc       Mizuho Securities USA Inc

      Standard Chartered Bank (US)             Wells Fargo & Co

(2)         Names of Issuers: Becton Dickinson

(3)         Title of Securities: BDX 3.125 11/08/21 C#075887BA6

(4)         Date of First Offering: 11/03/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.795

Comparable Securities

1) Medtronic Inc – C# 585055AN6

2) Baxter Intl - C# 071813BC2

3) CR Bard Inc – C# 067383AC3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  114

(9)     Trade Date: 11/03/11

(10)   Portfolio Assets on Trade Date: $1,678,722,070.82

(11)   Price Paid per Unit: $99.795

(12)   Total Price Paid by Portfolio:

         1,930,000 bonds @ $99.795 = $1,926,043.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $99.795 = $29,938,500.00

(14)   % of Portfolio Assets Applied to Purchase

0.115%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         114 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Deutsche Bank Securities Inc

               JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

               Morgan Stanley & Co Inc                     US Bancorp Investments Inc

               Wells Fargo Securities LLC

Co-Manager(s)                                        Bank of New York Mellon Corp/The

               BB&T Capital Markets                        Mitsubishi UFJ Securities USA Inc

               RBS Securities Inc                                Santander Investment Securities In

               SunTrust Robinson Humphrey

(2)         Names of Issuers: Boston Properties LP

(3)         Title of Securities: BXP 3.7 11/15/18 C#10112RAT1

(4)         Date of First Offering: 11/03/11

(5)         Amount of Total Offering:  $850,000,000

(6)         Unit Price of Offering: $99.767

Comparable Securities

1) Mack-Cali Realty LP – C# 55448QAP1

2) Brandywine Operating Partners - C# 105340AL7

3) Boston Properties LP – C# 10112RAS3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)     Years of Issuer’s Operations:  41

(9)     Trade Date: 11/03/11

(10)   Portfolio Assets on Trade Date: $1,678,722,070.82

(11)   Price Paid per Unit: $99.767

(12)   Total Price Paid by Portfolio: 3,380,000  bonds @ $99.767 = $3,372,124.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        35,000,000 bonds @ $99.767 = $34,918,450.00

(14)   % of Portfolio Assets Applied to Purchase

0.201%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                   HSBC Securities

Co-Manager(s)                                         ANZ Securities

      Bank of Nova Scotia (US)                     Bank of New York Mellon Corp/The

      BMO Capital Markets Corp                   CIBC World Markets

      Citigroup Global Markets Inc                  Comerica Securities

      Danske Bank                                        Fifth Third Securities Inc

      ING Capital LLC                                  Morgan Stanley

      National Australia Bank Ltd                   PNC Capital Markets

      RBC Capital Markets                            US Bancorp

      Wells Fargo Securities LLC

(2)         Names of Issuers: HSBC Holdings PLC

(3)         Title of Securities: HSBC 6.1 1/14/42 C# 404280AM1

(4)         Date of First Offering: 11/14/11

(5)         Amount of Total Offering:  $750,000,000

(6)         Unit Price of Offering: $99.927

Comparable Securities

1) JPMorgan Chase – C# 46625HJB7

2) General Electric Cap Corp - C# 36962G4B7

3) Goldman Sachs Group Inc – C# 38141GGM0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  20

(9)     Trade Date: 11/14/11

(10)   Portfolio Assets on Trade Date: $ 1,675,393,245.37

(11)   Price Paid per Unit: $99.927

(12)   Total Price Paid by Portfolio:

         1,445,000 bonds @ $99.927 = $1,443,945.15

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000  bonds @ $99.927 = $14,989,050.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         20 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital

      Citigroup Global Markets Inc                   JP Morgan

      RBS Securities Corp

Co-Manager(s)                                           CIBC

      Comerica Bank                                       RBC Capital Markets

      Union Bank NA                                      US Bancorp

      Wells Fargo & Co

(2)      Names of Issuers: Oncor Electric Delivery

(3)      Title of Securities: ONCRTX 4.55 12/01/41 C# 68233JAN4

(4)      Date of First Offering: 11/18/11

(5)      Amount of Total Offering:  $300,000,000

(6)      Unit Price of Offering: $99.804

Comparable Securities

1) Dominion Resources Inc – C# 25746UBM0

2) Nisource Finance Corp - C# 65473QAZ6

3) Oglethorpe Power Corp –  C# 677052AA0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  10

(9)     Trade Date: 11/18/11

(10)   Portfolio Assets on Trade Date: $1,676,911,291.90

(11)   Price Paid per Unit: $99.804

(12)   Total Price Paid by Portfolio:

         1.440,000 bonds @ $99.804 = $1,437,177.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000 bonds @ $99.804 = $14,970,600.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         10 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/18/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital Inc

               Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

               JP Morgan Securities                            Mitsubishi UFJ Securities USA Inc

               Wells Fargo Securities LLC

Co-Manager(s)                                        Credit Agricole Securities USA Inc

               DNB Nor Markets Inc                         Goldman Sachs & Co

               Standard Chartered Bank (US)

(2)         Names of Issuers: Transocean Inc.

(3)         Title of Securities: RIG 5.05  12/15/16 C#893830BA6

(4)         Date of First Offering: 11/30/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.906

Comparable Securities

1) Marathon Oil Corp – C# 565849AD8

2) Anadarko Petroleum Corp - C# 032511AX5

3) Valero Energy Corp – C# 91913YAM2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date: 11/30/11

(10)  Portfolio Assets on Trade Date: $ 1,662,875,365.94

(11)   Price Paid per Unit: $99.906

(12)   Total Price Paid by Portfolio:

1,435,000 bonds @ $99.906 = $1,433,651.10

(13)  Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         18,000,000 bonds @ $99.906 = $17,983,080.00

(14)   % of Portfolio Assets Applied to Purchase

0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital Inc

      Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

      JP Morgan Securities                            Mitsubishi UFJ Securities USA Inc

      Wells Fargo Securities LLC

Co-Manager(s)                                        Credit Agricole Securities USA Inc

      DNB Nor Markets Inc                         Goldman Sachs & Co

      Standard Chartered Bank (US)

(2)         Names of Issuers: Transocean Inc.

(3)         Title of Securities: RIG 6.375  12/15/21 C#893830BB4

(4)         Date of First Offering: 11/30/11

(5)         Amount of Total Offering:  $1,200,000,000

(6)         Unit Price of Offering: $99.946

Comparable Securities

1) Noble Energy Inc. – C# 655044AD7

2) Anadarko Petroleum Corp - C# 032511BF3

3) Valero Energy Corp – C# 91913YAR1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date: 11/30/11

(10)   Portfolio Assets on Trade Date: $ 1,662,875,365.94

(11)   Price Paid per Unit: $99.946

(12)   Total Price Paid by Portfolio:

1,150,000 bonds @ $99.946 = $1,149,379.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

22,000,000 bonds @ $99.946 = $21,986,800.00

(14)   % of Portfolio Assets Applied to Purchase

0..069%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital Inc

               Citigroup Global Markets Inc                   Credit Suisse Securities USA LLC

JP Morgan Securities                               Mitsubishi UFJ Securities USA Inc

Wells Fargo Securities LLC

Co-Manager(s)                                           Credit Agricole Securities USA Inc

DNB Nor Markets Inc                            Goldman Sachs & Co

Standard Chartered Bank (US)

(2)         Names of Issuers: Transocean Inc.

(3)         Title of Securities: RIG 7.35  12/15/41 C# 893830AZ2

(4)         Date of First Offering: 11/30/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $99.996

Comparable Securities

1) Marathon Oil Corp. – C# 565849AE6

2) Anadarko Petroleum Corp - C# 032511BG1

3) Valero Energy Corp – C# 91913YAP5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date: 11/30/11

(10)  Portfolio Assets on Trade Date: $ 1,662,875,365.94

(11)   Price Paid per Unit: $99.996

(12)   Total Price Paid by Portfolio:

480,000 bonds @ $99.996 = $479,980.80

(13)  Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        9,000,000 bonds @ $99.996 = $8,999,640.00

(14)   % of Portfolio Assets Applied to Purchase

0..029%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     RBC Capital Markets

      Royal Bank of Scotland Plc

Co-Manager(s)                                           Bank of America Merrill Lynch

      Barclays Capital                                      Credit Suisse NA

      JP Morgan Securities Inc                         Wells Fargo Securities LLC

(2)      Names of Issuers: World Financial Network Credit Card WFNMT 2011-A  A

(3)      Title of Securities: WFNMT 2011-A  A C#981464CN8

(4)      Date of First Offering: 11/03/11

(5)      Amount of Total Offering:  $250,000,000

(6)      Unit Price of Offering: $99.985

Comparable Securities

1) Discover Card Master Trust – C# 254683AQ8

2) Discover Card Master Trust - C# 254683AR6

3) American Express Credit Account Master – C# 02582JFX3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  22

(9)     Trade Date: 11/03/11

(10)   Portfolio Assets on Trade Date: $1,678,722,070.82

(11)   Price Paid per Unit: $99.985

(12)      Total Price Paid by Portfolio:

         2,430,000 bonds @ $99.985 = $2,429,646.92

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.985 = $24,996,367.50

(14)      % of Portfolio Assets Applied to Purchase

0.145%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         22 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                              CIBC World Markets

     HSBC Securities                                                JP Morgan Securities

     RBS Securities Inc

Co-Manager(s)                                                    Barclays Capital

     BMO Capital Markets Corp                              Citigroup Global Markets Inc

     Desjardins Securities Inc                                    Deutsche Bank Securities Inc

     Merrill Lynch, Pierce, Fenner & Smith Inc          National Bank Financial Inc

     Natixis Securities Americas LLC                        RBC Capital Markets LLC

     Scotia Capital (USA) Inc                                   TD Securities (USA) LLC

     UBS Securities LLC                                          Wells Fargo Securities LLC

(2)         Names of Issuers: Canadian Imperial Bank of Commerce

(3)         Title of Securities: CM 1.5 12/12/14 C# 136069EH0

(4)         Date of First Offering: 12/05/11

(5)         Amount of Total Offering:  $2,000,000,000

(6)         Unit Price of Offering: $100.00

Comparable Securities

1) Bank of Nova Scotia – C# 064159AL0

2) Bank of Montreal - C# 06366QGJ0

3) Royal Bank of Canada – C# 78008TXA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)     Years of Issuer’s Operations:  145

(9)     Trade Date: 12/05/11

(10)   Portfolio Assets on Trade Date: $1,672,492,008.91

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio:

         4,880,000 bonds @ $100 = $4,880,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        50,000,000 bonds @ $100 = $50,000,000

(14)   % of Portfolio Assets Applied to Purchase

         0.292%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         145 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     12/5/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities                               Morgan Stanley

Co-Manager(s)                                           Bank of America Merrill Lynch

      BNP Paribas                                           Citigroup Global Markets Inc

      Credit Suisse                                           HSBC Securities

      Mizuho Securities USA Inc                      RBS Securities Corp

      Wells Fargo Securities LLC

(2)         Names of Issuers: Hewlett-Packard Co

(3)         Title of Securities: HPQ 4.65 12/09/21 C# 428236BV4

(4)         Date of First Offering: 12/6/11

(5)         Amount of Total Offering:  $1,500,000,000

(6)         Unit Price of Offering: $99.707

Comparable Securities

1) Dell Inc – C# 24702RAQ4

2) Applied Materials Inc - C# 038222AF2

3) AT&T Inc – C# 00206RAZ5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  72

(9)     Trade Date: 12/6/11

(10)   Portfolio Assets on Trade Date: $ 1,670,178,453.07

(11)   Price Paid per Unit: $99.707

(12)   Total Price Paid by Portfolio:

         1,445,000 bonds @ $99.707 = $1,440,766.15

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        36,000,000 bonds @ $99.707 = $35,894,520.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         72 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     12/6/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                      Barclays Capital

      Goldman Sachs & Co                               JP Morgan Securities

      Merrill Lynch Pierce Fenner & Smit

Co-Manager(s)                                            HSBC Securities

      Mitsubishi UFJ Securities USA Inc            Mizuho Securities USA Inc

      RBC Capital Markets LLC                       SMBC Nikko Capital Markets Ltd

      US Bancorp Investments Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: Gilead Sciences Inc

(3)         Title of Securities: GILD 5.65 12/01/41 C# 375558AS2

(4)         Date of First Offering: 12/6/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.773

Comparable Securities

1) Amgen Inc – C# 031162BK5

2) Becton Dickinson - C# 075887AX7

3) Medtronic Inc – C# 585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  25

(9)     Trade Date: 12/6/11

(10)   Portfolio Assets on Trade Date: $ 1,670,178,453.07

(11)   Price Paid per Unit: $99.773

(12)   Total Price Paid by Portfolio:

1,800,000 bonds @ $99.773 = $1,795,914.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $99.773 = $29,931,990.00

(14)   % of Portfolio Assets Applied to Purchase

         0.108%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     12/6/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Citigroup

      Credit Agricole Securities                  Credit Suisse NA

      RBC Capital Markets

Co - Mgrs                                              HSBC

      PNC Capital Markets LLC               Wells Fargo Securities

      Loop Capital Markets

(2)         Names of Issuers: Ford Credit Auto Owner Trust

(3)         Title of Securities: FORDO 2011-B A4

(4)         Date of First Offering: 7.19.11

(5)         Amount of Total Offering:  $256,420,000

(6)         Unit Price of Offering: $99.98999

Comparable Securities

1) VALET 2011-1 A4 – C# 92867DAD2

2) NAROT 2011-A A4 – C# 65476HAD2

3) FORDO 2011-A A4 – C# 34529PAD7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)     Years of Issuer’s Operations: 52

(9)     Trade Date:  7.19.11

(10)                 Portfolio Assets on Trade Date: $1,803,371,679.92

(11)  Price Paid per Unit: $100.98999

(12)   Total Price Paid by Portfolio: 2,930,000 bonds @ $100.98999 = $2,929,706.71

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        28,000,000 bonds @ $100.98999 = $27,997,197.20

(14)   % of Portfolio Assets Applied to Purchase

0.162%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         52 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/19/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Deutsche Bank Securities Inc

      JP Morgan Securities                         Merrill Lynch Pierce Fenner & Smit

Co-Manager(s)                                     Banco Bilbao Vizcaya Argentaria SA

      Barclays Capital Inc                           BNP Paribas Securities Corp

      BNY Mellon Capital Markets LLC    Citigroup Global Markets Inc

      Credit Agricole Securities USA Inc    Goldman Sachs & Co

      Mitsubishi UFJ Securities USA Inc    Mizuho Securities USA Inc

      Morgan Stanley & Co Inc                  RBC Capital Markets LLC

      Santander Investment Securities In     SMBC Nikko Capital Markets Ltd

      Standard Chartered Bank (US)          UBS Securities LLC

      US Bancorp Investments Inc              Wells Fargo Securities, LLC

(2)         Names of Issuers: Boeing Capital Corp

(3)         Title of Securities: BA 2 1/8 08/15/16 C#097014AN4

(4)         Date of First Offering: 07/28/11

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $99.942

Comparable Securities

1) General Dynamics Corp – C# 369550AS

2) Honeywell International – C# 438516AP

3) United Technologies – C# 913017BH

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  94

(9)     Trade Date:  7/28/11

(10)  Portfolio Assets on Trade Date: $  1,802,421,780.24

(11)   Price Paid per Unit: $99.942

(12)   Total Price Paid by Portfolio: 1,590,000  bonds @ $99.942 = $1,589,077.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000  bonds @ $99.942 = $14,991,300

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         94 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital Inc

      Citigroup Global Markets Inc             Credit Suisse Securities USA LLC

      Goldman Sachs & Co                        Morgan Stanley & Co Inc

      RBS Securities Inc                             Wells Fargo Securities LLC

Co-Manager(s)                                     Muriel Siebert & Co Inc

      Samuel A Ramirez & Co Inc              Sandler O'Neill & Partners

      Williams Capital Group LP

(2)         Names of Issuers: Capital One Financial Co.

(3)         Title of Securities: COF 2.125 7/15/14, c#14040HAV7

(4)         Date of First Offering: 7/14/11

(5)         Amount of Total Offering:  750,000,000

(6)         Unit Price of Offering: $99.945

Comparable Securities

1) PNC Funding Corp., c#693476BH5

2) US Bancorp, c#91159HGR5

3) Keycorp, c#49326EEC3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.25%)

(8)     Years of Issuer’s Operations: 23

(9)     Trade Date:  7/14/11

(10)   Portfolio Assets on Trade Date: $1,803,684,924.39

(11)   Price Paid per Unit: $99.945

(12)   Total Price Paid by Portfolio: 3,635,000  bonds @ $99.945 = $3,633,000.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         55,000,000 bonds @ $99.945 = $54,969,750.00

(14)   % of Portfolio Assets Applied to Purchase

0.20%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   7/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital Inc

      Citigroup Global Markets Inc             Credit Suisse Securities USA LLC

      Goldman Sachs & Co                        Morgan Stanley & Co Inc

      RBS Securities Inc                             Wells Fargo Securities LLC

Co-Manager(s)                                     Muriel Siebert & Co Inc

      Samuel A Ramirez & Co Inc              Sandler O'Neill & Partners

      Williams Capital Group LP

(2)         Names of Issuers: Capital One Financial Co.

(3)         Title of Securities: COF 4.75 7/15/21, c#14040HAY1

(4)         Date of First Offering: 7/14/11

(5)         Amount of Total Offering:  1,250,000,000

(6)         Unit Price of Offering: $99.537

Comparable Securities

1) PNC Funding Corp., c#693476BJ1

2) Keycorp, c#49326EED1

3) US Bancorp, c#91159HHA1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.45%)

(8)     Years of Issuer’s Operations: 23

(9)     Trade Date:  7/14/11

(10)   Portfolio Assets on Trade Date: $1,803,684,924.39

(11)   Price Paid per Unit: $99.537

(12)   Total Price Paid by Portfolio: 3,635,000  bonds @ $99.537 = $3,618,169.95

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         38,000,000 bonds @ $99.537 = $37,824,060.00

(14)   % of Portfolio Assets Applied to Purchase

0.20%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital Inc

      Credit Suisse Securities USA LLC     Goldman Sachs & Co

      Morgan Stanley & Co Inc                  RBC Capital Markets LLC

      RBS Securities Inc                             UBS Securities LLC

Sr. Co-Managers                                  Citigroup Global Markets Inc

      JP Morgan Securities                         Merrill Lynch Pierce Fenner & Smith

Co-Manager(s)                                     BMO Capital Markets Corp

      Mitsubishi UFJ Securities USA Inc    Scotia Capital Inc

      SG Americas Securities LLC             US Bancorp Investments Inc

      Wells Fargo Securities LLC

(2)         Names of Issuers: Devon Energy Corporation

(3)         Title of Securities: DVN 2.4 07/15/16, c#25179MAJ2

(4)         Date of First Offering: 7/05/11

(5)         Amount of Total Offering:  500,000,000

(6)         Unit Price of Offering: $99.770

Comparable Securities

1) Noble Holding International Ltd., c#65504LAB3

2) Apache Corporation, c#037411AS4

3) Transocean Inc., c#893830AX7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.6%)

(8)     Years of Issuer’s Operations: 23

(9)     Trade Date:  7/5/11

(10)   Portfolio Assets on Trade Date: $1,851,862,132

(11)   Price Paid per Unit: $99.770

(12)   Total Price Paid by Portfolio: 4,670,000  bonds @ $99.770 = $4,659,259.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         45,000,000 bonds @ $99.770 = $44,896,000

(14)   % of Portfolio Assets Applied to Purchase

0.25%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/5/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital

      Credit Suisse                                     Goldman Sachs & Co

      Morgan Stanley                                 RBC Capital Markets

      RBS Securities Corp                         UBS Securities LLC

Sr. Co-Managers                                  Bank of America Merrill Lynch

      Citigroup Global Markets Inc             JP Morgan

Co-Manager(s)                                     Bank of Tokyo-Mitsubishi UFJ Ltd/N

      BMO Capital Markets Corp              Scotia Capital Inc

      Societe Generale                               US Bank NA

      Wells Fargo Securities LLC

(2)         Names of Issuers: Devon Energy Corporation

(3)         Title of Securities: DVN 5.6 07/15/41, c#25179MAL7

(4)         Date of First Offering: 7/05/11

(5)         Amount of Total Offering:  1,250,000,000

(6)         Unit Price of Offering: $99.682

Comparable Securities

1) Apache Corporation, c#037411AW5

2) Hess Corporation, c#42809HAD9

3) Marathon Oil Corporation, c#565849AE6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%)

(8)     Years of Issuer’s Operations: 23

(9)     Trade Date:  7/5/11

(10)   Portfolio Assets on Trade Date: $1,851,862,132.57

(11)   Price Paid per Unit: $99.682

(12)   Total Price Paid by Portfolio: 2,595,000  bonds @ $99.682 = $2,586,747.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000 bonds @ $99.682 = $39,872,800.00

(14)   % of Portfolio Assets Applied to Purchase

0.14%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/5/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital Inc

               Goldman Sachs & Co                        HSBC Securities

               RBS Securities Inc

Co-Manager(s)                                     BNP Paribas Securities Corp

      Credit Agricole Securities USA Inc    Samuel A Ramirez & Co Inc

      Wells Fargo Securities LLC

(2)         Names of Issuers: Ford Motor Credit Co LLC

(3)         Title of Securities: F 5.875 8/2/21 C#345397VU4

(4)         Date of First Offering: 07/27/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $ 100.00

Comparable Securities

1) Ford Motor Credit Co LLC – C# 345397VR1

2) Ford Motor Credit Co LLC – C# 345397VM2

3) Toyota Motor Credit – C#89233P4S

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.9%).

(8)     Years of Issuer’s Operations:  52

(9)     Trade Date:  7/27/11

(10)   Portfolio Assets on Trade Date: $ 1,799,880,369.87

(11)   Price Paid per Unit: $100.00

(12)   Total Price Paid by Portfolio: 2,445,000  bonds @ $100.00 = $2,445,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $100.00 = $20,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.136%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         52 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                Goldman Sachs & Co

Co-Manager(s)                                     Bank of New York Mellon Corp/The

      BB&T Corp                                      Citigroup Global Markets Inc

      Drexel Hamilton LLC                        Fifth Third Securities Inc

      FTN Financial                                   KeyBanc Capital Markets

      KKR Capital Markets LLC               Loop Capital Markets LLC

      Mizuho Securities USA Inc                Morgan Keegan & Co

      RBC Capital Markets                        Samuel A Ramirez & Co

      SunTrust Robinson Humphrey            US Bank Capital Markets

      Wells Fargo & Co                             Williams Capital Group LP

(2)         Names of Issuers: GOLDMAN SACHS GROUP INC

(3)         Title of Securities: GS 5.25 07/27/21 C# 38141GGQ1

(4)         Date of First Offering: 07/22/11

(5)         Amount of Total Offering:  $2,750,000,000

(6)         Unit Price of Offering: $ 99.946

Comparable Securities

1) Morgan Stanley – C# 61747YCJ2

2) Bank of America – C# 06051GEC9

3) Citigroup – C# 172967FF3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  142

(9)     Trade Date:  7/22/11

(10)   Portfolio Assets on Trade Date: $1,801,960,495.65

(11)   Price Paid per Unit: $99.946

(12)   Total Price Paid by Portfolio: 3,870,000  bonds @ $99.946 = $3,867,910.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         55,000,000 bonds @ $99.946 = $54,970,300.00

(14)   % of Portfolio Assets Applied to Purchase

0.215%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         142 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/22/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Merrill Lynch Pierce Fenner & Smit

      Morgan Keegan & Co                       Wells Fargo Securities LLC

Co-Manager(s)                                     CIBC World Markets

      Mizuho Securities USA Inc                PNC Capital Markets

      Scotia Capital Inc                              SMBC Nikko Capital Markets Ltd

      Synovus Securities Inc                       TD Securities

      US Bancorp Investments Inc

(2)         Names of Issuers: ENERGEN CORP

(3)         Title of Securities: EGN 4 5/8 9/1/21 C#29265NAS7

(4)         Date of First Offering: 08/2/11

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $99.988

Comparable Securities

1) KERR-MCGEE CORP– C# 492386AU1

2) El Paso Pipeline Partners - C# 28370TAA7

3) ENERGY TRANSFER PARTNERS– C# 29273RAN9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations: 58

(9)     Trade Date: 8/02/11

(10)   Portfolio Assets on Trade Date: $1,817,821,207.41

(11)   Price Paid per Unit: $99.988

(12)   Total Price Paid by Portfolio: 4,165,000  bonds @ $99.988 = $4,164,500.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        40,000,000 bonds @ $99.988 = $39,995,200

(14)   % of Portfolio Assets Applied to Purchase

0.229%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         58 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  BNP Paribas

      Citigroup Global Markets Inc                Goldman Sachs & Co

Co-Manager(s)                                        Bank of America Merrill Lynch

      Credit Suisse Securities USA LLC        Deutsche Bank Securities Inc

      HSBC Securities                                  Wells Fargo & Co

(2)         Names of Issuers: Coca-Cola Co

(3)         Title of Securities: KO 1.8 9/01/16 C#191216AS9

(4)         Date of First Offering: 08/03/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.98

Comparable Securities

1) PEPSICO INC – C# 713448BT4

2) WAL-MART STORES INC - C# 931142DC4

3) ANHEUSER-BUSCH INBEV WOR – C# 03523TBA5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  119

(9)     Trade Date: 8/03/11

(10)   Portfolio Assets on Trade Date: $1,816,368,774.01

(11)   Price Paid per Unit: $99.98

(12)   Total Price Paid by Portfolio: 3,125,000  bonds @ $99.98 = $3,124,375.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        32,000,000 bonds @ $99.98 = $31,993,600.00

(14)   % of Portfolio Assets Applied to Purchase

         0.172%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         119 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               BNP Paribas

               Citigroup Global Markets Inc             Goldman Sachs & Co

Co-Manager(s)                                     Bank of America Merrill Lynch

               Credit Suisse                                     Deutsche Bank Securities Inc

               HSBC Securities                               Wells Fargo Securities LLC

(2)         Names of Issuers: Coca-Cola Co

(3)         Title of Securities: KO 3.3 9/01/21 C#191216AT7

(4)         Date of First Offering: 08/03/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.913

Comparable Securities

1) PEPSICO INC – C# 713448BW7

2) WAL-MART STORES INC - C# 931142DD2

3) ANHEUSER-BUSCH INBEV WOR – C# 03523TBB3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  119

(9)     Trade Date: 8/03/11

(10)   Portfolio Assets on Trade Date: $1,816,368,774.01

(11)   Price Paid per Unit: $99.913

(12)   Total Price Paid by Portfolio: 2,605,000  bonds @ $99.913 = $2,602,733.65

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        28,000,000 bonds @ $99.913 = $27,975,640.00

(14)   % of Portfolio Assets Applied to Purchase

0.143%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         119 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities

Co-Manager(s)                                           Merrill Lynch Pierce Fenner & Smit

      Mitsubishi UFJ Securities USA Inc          RBC Capital Markets LLC

      Wells Fargo Securities LLC                     BMO Capital Markets Corp

      Fifth Third Securities Inc                          Mizuho Securities USA Inc

      SunTrust Robinson Humphrey Inc            US Bancorp Investments Inc

(2)         Names of Issuers: OGLETHORPE POWER CORP

(3)         Title of Securities: OGLETH 5 ¼ 9/50 C#677050AH9

(4)         Date of First Offering: 08/16/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $99.80

Comparable Securities

1) Public Service Colorado – C# 744448CE

2) Duke Energy Carolinas - C# 26442CAH

3) Florida Power Corp– C# 341099CN

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  37

(9)     Trade Date: 8/16/11

(10)   Portfolio Assets on Trade Date: $1,721,948,106.71

(11)   Price Paid per Unit: $99.80

(12)   Total Price Paid by Portfolio: 1,485,000  bonds @ $99.80 = $1,482,030

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.80 = $19,960,000

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         37 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/16/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

      Barclays Capital                                      Citigroup Global Markets In

      JP Morgan                                              Wells Fargo Securities LLC

Co-Manager(s)                                           Bank of New York

      Bank of Tokyo Mitsubishi Trust Co         BBVA Securities Inc

      BNP Paribas                                           Credit Suisse

      Intesabci SpA/Chicago                            Mizuho Securities USA Inc

      RBS Securities Corp                               Scotia Capital Inc

      Societe Generale                                     Standard Chartered Bank (US)

      UBS Securities LLC

(2)         Names of Issuers: OCCIDENTAL PETROLEUM COR

(3)         Title of Securities: OXY 1 ¾ 2/15/17 C#674599CB9

(4)         Date of First Offering: 08/15/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $99.046

Comparable Securities

1) Apache Corp – C# 037411AS

2) Shell Int'l Fin - C# 822582AQ

3) BP Capital Markets PLC – C# 05565QBQ

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date: 8/15/11

(10)   Portfolio Assets on Trade Date: $1,719,096,845.16

(11)    Price Paid per Unit: $99.046

(12)   Total Price Paid by Portfolio: 1,980,000  bonds @ $99.046 = $1,961,110.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.046 = $24,761,500

(14)   % of Portfolio Assets Applied to Purchase

         0.114%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/15/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

      Barclays Capital                                      Citigroup Global Markets In

      JP Morgan                                              Wells Fargo Securities LLC

Co-Manager(s)                                           Bank of New York

      Bank of Tokyo Mitsubishi Trust Co         BBVA Securities Inc

      BNP Paribas                                           Credit Suisse

      Intesabci SpA/Chicago                            Mizuho Securities USA Inc

      RBS Securities Corp                               Scotia Capital Inc

      Societe Generale                                     Standard Chartered Bank (US)

      UBS Securities LLC

(2)         Names of Issuers: OCCIDENTAL PETROLEUM COR

(3)         Title of Securities: OXY 3.125 2/15/22 C#674599CC7

(4)         Date of First Offering: 08/15/11

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $98.093

Comparable Securities

1) Apache Corp – C# 037411AX

2) Shell Int'l Fin - C# 822582AM

3) BP Capital Markets PLC – C# 05565QBR

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date: 8/15/11

(10)   Portfolio Assets on Trade Date: $1,719,096,845.16

(11)   Price Paid per Unit: $98.093

(12)   Total Price Paid by Portfolio: 990,000  bonds @ $98.093 = $971,120.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000 bonds @ $98.093 = $11,771,160

(14)   % of Portfolio Assets Applied to Purchase

         0.056%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/15/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Bank of America Merrill Lynch

      Goldman Sachs & Co                        JP Morgan Securities

      Morgan Stanley                                 Wells Fargo Securities LLC

Co-Manager(s)

N/A

(2)         Names of Issuers: RECKSON OPERATING PRTSHP

(3)         Title of Securities: SLG 5 08/15/18 C#75625AAC8

(4)         Date of First Offering: 08/02/11

(5)         Amount of Total Offering:  $250,000,000

(6)         Unit Price of Offering: $99.817

Comparable Securities

1) BRANDYWINE OPER PARTNERS – C# 105340AL

2) KILROY REALTY LP - C# 49427RAH

3) DUKE REALTY LP – C# 26441YAQ

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)     Years of Issuer’s Operations:  16

(9)     Trade Date: 8/02/11

(10)   Portfolio Assets on Trade Date: $1,817,821,207.41

(11)   Price Paid per Unit: $99.817

(12)   Total Price Paid by Portfolio: 3,135,000  bonds @ $99.817 = $3,129,262.95

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.817 = $19,963,400

(14)   % of Portfolio Assets Applied to Purchase

         0.172%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         16 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO